UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-05083

VANECK VIP TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end:     DECEMBER 31

Date of reporting period:   DECEMBER 31, 2023

Item 1.	REPORT TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2023

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2023.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVector Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

2 VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

3 The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

4 VanEck: https://www.vaneck.com/us/en/subscribe/

2

VIP EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck VIP Emerging Markets Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund seeks to invest in high-quality, structural growth companies at a reasonable price poised to represent the future of emerging markets. The portfolio owns companies across countries, all market capitalizations and sectors not often well captured in widely used indices. It has a track record of over 20 years and a seasoned investment team who have all lived or worked in emerging markets.

Performance Overview

The Initial Class shares of the Fund returned 9.77% during the 12 months ended December 31, 2023 (the “Period”). Performance was driven by the Fund’s philosophical emphasis on growth names and all-cap exposure.

Market Review

The MSCI Emerging Markets Investable Market Index1 (“IMI”) returned 11.67% during the Period. Emerging markets underperformed their domestic counterparts for the Period, with emerging markets value outperforming growth and emerging markets small-caps significantly outperforming large-caps. After a tough 2022, emerging markets was weighed down by China weakness, weak earnings growth and continued geopolitical pressures.

Inflation Cooled: 2023 saw a notable cooling off in inflation rates in many emerging markets. This downturn followed an intense period of inflationary pressures, largely fueled by post-pandemic recovery efforts and supply chain disruptions.

Emerging Markets Monetary Policy Adjustments: Central banks in emerging markets began to cut interest rates in response to the easing inflation. These cuts were aimed at stimulating economic growth and maintaining financial stability in their respective economies.

U.S. Federal Reserve’s Actions: The U.S. Federal Reserve paused its aggressive rate hike cycle, with potential indications of rate cuts on the horizon. This shift in policy stance had significant implications for global capital flows and exchange rates, especially impacting emerging markets.

U.S. Dollar Impact: After a period of strong performance, the U.S. dollar experienced a slight decline in 2023. This depreciation provided some relief to emerging markets, many of which are sensitive to dollar strength due to their dollar-denominated debts and trade flows.

Fund Overview

On a sector level, Financials, Industrials and Communication Services contributed positively to performance on a relative basis, whereas Information Technology, Consumer Discretionary and Health Care detracted. On a country level, Brazil, Georgia and the Philippines contributed to relative performance, while China, South Korea and Taiwan Region detracted.

Top contributors (on an absolute basis):

MercadoLibre (5.6% of Fund net assets*) is the leading e-commerce platform in Latin America and is rapidly emerging as a significant player in the financial technology sector. This year, MercadoLibre achieved remarkable growth, particularly in Mexico and Brazil, where it continues to expand its market share. Despite the entry of new competitors, MercadoLibre’s performance surpassed expectations. The company’s robust ecosystem, encompassing logistics, product variety, and credit services, has created a strong network effect, supporting sustained market share increases throughout the region. There is a significant opportunity in advertising, which is approaching 2% of Gross Merchandise Value (“GMV”), still lower than major players like Amazon, where advertising accounts for more than 6%. The outlook for 2024 remains positive.

3

VIP EMERGING MARKETS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Taiwan Semiconductor Manufacturing Co. (“TSMC”) (6.8% of Fund net assets*) is a semiconductor contract manufacturing and design company. After a period of downward earnings revisions, TSMC reported better-than-expected results in the fourth quarter of 2023. Forward-looking guidance suggests a rebound in demand, with strong unit sales growth anticipated for 2024 and 2025. TSMC, with its focus on advanced edge lithography and AI chips, is expected to regain its competitive edge, particularly against Intel.

Bank of Georgia (3.5% of Fund net assets*) is one of the two dominant banks in Georgia, controlling over 33% of the market share. This year, the bank’s performance exceeded expectations, building on its strong foundation from 2022, with a return on equity consistently above 25%. The Bank of Georgia has made considerable strides in digitization, leading to increased efficiency and enhanced customer experiences.

Top detractors (on an absolute basis):

China Education Group Holdings (1.4% of Fund net assets*) operates physical campuses offering tertiary education in China and abroad. The company faced several challenges this year, leading to underperformance. While it showed solid revenue growth through an increase in student numbers and tuition fees, this growth fell slightly short of expectations. Margins were negatively impacted by unexpectedly high teacher salaries and financing costs, the latter exacerbated by rising interest rates on USD funding and the depreciation of the RMB against the USD. Additionally, the company’s share price was affected by the absence of anticipated mergers and acquisitions news.

Wuxi Biologics (0.7% of Fund net assets*), a contract research and manufacturing company in the biologics field, revised its revenue growth expectations downward. This revision was due to reduced biopharmaceutical funding for their clients and delays in regulatory approvals. However, as a larger portion of their funding shifts towards manufacturing, revenue projections are expected to stabilize. The company’s market share remains stable, and the broader trend of outsourcing research in this field continues to hold promise.

JD.com (0.7% of Fund net assets*), is a prominent internet retail platform in China, primarily focusing on consumer non-durables like electronics and offering a competitive edge through superior customer service. Nevertheless, the challenging macroeconomic environment in China has put significant pressure on consumers and ecommerce platforms alike. This shift in market dynamics has intensified competition, particularly in pricing, leading customers to prioritize cost over customer service. Despite JD’s efforts to reduce expenses to safeguard profits, these widespread challenges have made it a particularly difficult year for the company.

We believe that companies driven by domestic demand and local consumer trends represent the future of emerging markets and global economic growth. We also believe that investing in emerging markets requires a long-term perspective. We remain grounded by our investment process and our positioning reflects our convictions from a bottom-up basis heading into the new year.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-equity/.

David Semple Portfolio Manager	Angus Shilington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

4

* All Fund assets referenced are Total Net Assets as of December 31, 2023.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1The MSCI Emerging Markets Investable Markets Index captures large-, mid- and small-cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

5

VANECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Initial Class*	Class S	MSCI EM IMI
One Year	9.77%	9.44%	11.67%
Five Year	2.30%	1.94%	4.46%
Ten Year	1.05%	n/a	3.00%
Life^	n/a	3.08%	5.52%

^ Inception date for Class S was 5/2/16

*Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across 24 emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

6

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Initial Class
Actual	$1,000.00	$1,058.80	1.28%	$6.64
Hypothetical (b)	$1,000.00	$1,018.75	1.28%	$6.51
Class S
Actual	$1,000.00	$1,057.00	1.56%	$8.09
Hypothetical (b)	$1,000.00	$1,017.34	1.56%	$7.93

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
7

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 92.9%
Argentina: 5.6%
MercadoLibre, Inc. (USD) *	3,780	$5,940,421
Brazil: 9.3%
Arcos Dorados Holdings, Inc. (USD)	83,800	1,063,422
Clear Sale SA *	283,900	219,035
Fleury SA *	260,820	968,463
JSL SA	1,068,500	2,740,575
Movida Participacoes SA	624,000	1,525,542
NU Holdings Ltd. (USD) *	87,800	731,374
Rede D’Or Sao Luiz SA 144A *	37,700	223,358
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,125,600	2,331,423
		9,803,192
China: 20.2%
Baidu, Inc. (ADR) *	5,800	690,722
BYD Co. Ltd. (HKD)	14,000	386,185
China Education Group Holdings Ltd. (HKD)	2,355,000	1,477,827
Fu Shou Yuan International Group Ltd. (HKD)	997,000	676,686
Full Truck Alliance Co. Ltd. (ADR) * †	142,000	995,420
Galaxy Entertainment Group Ltd. (HKD)	60,000	336,052
JD.com, Inc. (HKD)	52,819	762,869
KE Holdings, Inc. (ADR)	90,000	1,458,900
Meituan (HKD) 144A *	45,720	480,004
MINISO Group Holding Ltd. (ADR)	56,800	1,158,720
NetEase, Inc. (HKD)	57,500	1,037,391
Ping An Bank Co. Ltd.	1,156,570	1,524,269
Prosus NV (EUR)	118,711	3,533,349
Shanghai Baosight Software Co. Ltd.	128,341	878,771
Shenzhen Inovance Technology Co. Ltd.	99,000	877,680
Shenzhou International Group Holdings Ltd. (HKD)	61,000	625,790
Sungrow Power Supply Co. Ltd.	70,000	860,217
SUPCON Technology Co. Ltd.	33,350	212,159
Tencent Holdings Ltd. (HKD)	25,200	951,422
Wuxi Biologics Cayman, Inc. (HKD) 144A *	193,500	731,866
Yifeng Pharmacy Chain Co. Ltd.	119,849	673,564
Yum China Holdings, Inc. (HKD)	15,230	648,455
Zai Lab Ltd. (HKD) *	137,500	372,198
		21,350,516
Egypt: 1.8%
Cleopatra Hospital *	3,136,135	469,520
Commercial International Bank - Egypt	596,503	1,407,137
		1,876,657
	Number of Shares	Value
Georgia: 3.9%
Bank of Georgia Group Plc (GBP)	72,200	$3,658,182
Georgia Capital Plc (GBP) *	40,200	523,683
		4,181,865
Germany: 0.8%
Delivery Hero SE 144A *	31,600	869,725
Greece: 0.9%
Eurobank Ergasias Services and Holdings SA *	515,500	915,902
Hungary: 2.0%
OTP Bank Nyrt	45,600	2,077,186
India: 16.8%
Cholamandalam Investment and Finance Co. Ltd.	89,400	1,352,428
Delhivery Ltd. *	156,091	728,982
HDFC Bank Ltd.	125,200	2,562,698
HDFC Bank Ltd. (ADR)	34,300	2,301,873
Jio Financial Services Ltd. *	173,133	484,040
Oberoi Realty Ltd.	78,600	1,347,011
Phoenix Mills Ltd.	81,990	2,216,439
Reliance Industries Ltd.	185,583	5,764,683
Sterling and Wilson Renewable *	197,202	1,011,863
		17,770,017
Indonesia: 0.9%
Bank BTPN Syariah Tbk PT	4,820,000	529,022
Bank Rakyat Indonesia Persero Tbk PT	1,290,000	479,451
		1,008,473
Kazakhstan: 2.6%
Kaspi.kz JSC (USD) (GDR)	30,000	2,760,000
Mexico: 3.7%
Qualitas Controladora SAB de CV †	51,783	524,234
Regional SAB de CV	350,600	3,352,802
		3,877,036
Philippines: 5.2%
Bloomberry Resorts Corp. *	11,409,900	2,027,511
International Container Terminal Services, Inc.	784,190	3,495,370
		5,522,881
Poland: 1.6%
InPost SA (EUR) *	120,000	1,661,457
Russia: 0.0%
Detsky Mir PJSC 144A *∞	784,200	0
Sberbank of Russia PJSC ∞	340,256	0
		0
South Korea: 1.7%
LG Chem Ltd. *	2,700	1,038,483
Samsung Biologics Co. Ltd. 144A *	1,350	794,178
		1,832,661
Taiwan: 10.0%
Chroma ATE, Inc.	165,000	1,142,379
MediaTek, Inc.	26,000	858,517
Poya International Co. Ltd.	59,753	1,073,656

See Notes to Financial Statements

8

	Number of Shares	Value
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	373,000	$7,150,984
Wiwynn Corp.	6,000	355,263
		10,580,799
Tanzania: 0.8%
Helios Towers Plc (GBP) *	796,071	903,094
Turkey: 3.6%
MLP Saglik Hizmetleri AS 144A *	353,000	1,784,840
Sok Marketler Ticaret AS	731,928	1,334,638
Tofas Turk Otomobil Fabrikasi AS	93,000	661,993
		3,781,471
United Arab Emirates: 0.7%
Americana Restaurants International Plc	831,900	708,964
United Kingdom: 0.8%
ReNew Energy Global Plc (USD) * †	114,000	873,240
Total Common Stocks (Cost: $85,737,735)		98,295,557

PREFERRED SECURITIES: 5.3%
Brazil: 0.4%
Raizen SA	546,000	452,841
	Number of Shares	Value
South Korea: 4.9%
Samsung Electronics Co. Ltd.	107,180	$5,164,629
Total Preferred Securities (Cost: $6,433,405)		5,617,470

MONEY MARKET FUND: 3.7% (Cost: $3,914,139)
Invesco Treasury Portfolio - Institutional Class	3,914,139	3,914,139

Total Investments Before Collateral for Securities Loaned: 101.9% (Cost: $96,085,279)		107,827,166

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2%
Money Market Fund: 0.2% (Cost: $229,732)
State Street Navigator Securities Lending Government Money Market Portfolio	229,732	229,732
Total Investments: 102.1% (Cost: $96,315,011)		108,056,898
Liabilities in excess of other assets: (2.1)%		(2,194,712)
NET ASSETS: 100.0%		$105,862,186

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,602,567.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $4,883,971, or 4.6% of net assets.

See Notes to Financial Statements

9

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	20.9%	$22,431,628
Financials	20.8	22,424,281
Information Technology	17.3	18,741,738
Industrials	15.0	16,228,529
Energy	5.8	6,217,524
Health Care	5.0	5,344,422
Real Estate	4.6	5,022,351
Communication Services	3.3	3,582,629
Consumer Staples	1.9	2,008,202
Materials	1.0	1,038,483
Utilities	0.8	873,240
Money Market Fund	3.6	3,914,139
	100.0%	$107,827,166

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$5,940,421	$—	$—	$5,940,421
Brazil	1,794,796	8,008,396	—	9,803,192
China	4,303,762	17,046,754	—	21,350,516
Egypt	—	1,876,657	—	1,876,657
Georgia	4,181,865	—	—	4,181,865
Germany	—	869,725	—	869,725
Greece	—	915,902	—	915,902
Hungary	—	2,077,186	—	2,077,186
India	2,301,873	15,468,144	—	17,770,017
Indonesia	—	1,008,473	—	1,008,473
Kazakhstan	2,760,000	—	—	2,760,000
Mexico	3,877,036	—	—	3,877,036
Philippines	2,027,511	3,495,370	—	5,522,881
Poland	—	1,661,457	—	1,661,457
Russia	—	—	0	0
South Korea	—	1,832,661	—	1,832,661
Taiwan	—	10,580,799	—	10,580,799
Tanzania	903,094	—	—	903,094
Turkey	1,784,840	1,996,631	—	3,781,471
United Arab Emirates	708,964	—	—	708,964
United Kingdom	873,240	—	—	873,240
Preferred Securities *	—	5,617,470	—	5,617,470
Money Market Funds	4,143,871	—	—	4,143,871
Total Investments	$35,601,273	$72,455,625	$0	$108,056,898

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

10

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Assets:
Investments, at value (Cost $96,085,279) (1)	$107,827,166
Short-term investment held as collateral for securities loaned (2)	229,732
Cash denominated in foreign currency, at value (Cost $598,754)	598,755
Receivables:
Investment securities sold	29,503
Shares of beneficial interest sold	217,536
Dividends and interest	102,423
Prepaid expenses	7,616
Total assets	109,012,731
Liabilities:
Payables:
Investment securities purchased	1,839,140
Shares of beneficial interest redeemed	165,862
Collateral for securities loaned	229,732
Due to Adviser	82,374
Due to Distributor	214
Deferred Trustee fees	99,874
Accrued expenses	59,631
Accrued foreign taxes	673,718
Total liabilities	3,150,545
NET ASSETS	$105,862,186
Net Assets consist of:
Aggregate paid in capital	$117,851,135
Total distributable earnings (loss)	(11,988,949)
NET ASSETS	$105,862,186
(1) Value of securities on loan	$1,602,567
(2) Cost of short-term investment held as collateral for securities loaned	$229,732
Initial Class:
Net Assets	$104,830,953
Shares of beneficial interest outstanding	11,385,064
Net asset value, redemption and offering price per share	$9.21
Class S:
Net Assets	$1,031,233
Shares of beneficial interest outstanding	114,854
Net asset value, redemption and offering price per share	$8.98

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Income:
Dividends (net of foreign taxes withheld $219,151)	$2,150,295
Securities lending income	11,633
Total income	2,161,928
Expenses:
Management fees	1,026,876
Distribution fees – Class S	2,442
Transfer agent fees – Initial Class	30,022
Transfer agent fees – Class S	14,629
Custodian fees	69,724
Professional fees	84,193
Reports to shareholders	7,178
Insurance	19,131
Trustees’ fees and expenses	42,774
Interest	10,870
Other	5,765
Total expenses	1,313,604
Expenses assumed by the Adviser	(13,889)
Net expenses	1,299,715
Net investment income	862,213
Net realized loss on:
Investments (a)	(17,928,903)
Foreign currency transactions and foreign denominated assets and liabilities	(25,517)
Net realized loss	(17,954,420)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	26,027,708
Foreign currency translations and foreign denominated assets and liabilities	20,763
Net change in unrealized appreciation (depreciation)	26,048,471
Net Increase in Net Assets Resulting from Operations	$8,956,264

(a)	Net of foreign taxes of $116,730
(b)	Net of foreign taxes of $216,873

See Notes to Financial Statements

12

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income	$862,213	$1,004,167
Net realized loss	(17,954,420)	(7,043,459)
Net change in unrealized appreciation (depreciation)	26,048,471	(32,372,675)
Net increase (decrease) in net assets resulting from operations	8,956,264	(38,411,967)
Distributions to shareholders from:
Distributable earnings
Initial Class	(3,494,841)	(21,123,114)
Class S	(32,218)	(191,555)
Total distributions	(3,527,059)	(21,314,669)
Share transactions *:
Proceeds from sale of shares
Initial Class	51,407,569	22,603,391
Class S	136,488	1,622,756
	51,544,057	24,226,147
Reinvestment of distributions
Initial Class	3,494,841	21,123,114
Class S	32,218	191,555
	3,527,059	21,314,669
Cost of shares redeemed
Initial Class	(57,116,569)	(36,056,348)
Class S	(132,285)	(1,338,440)
	(57,248,854)	(37,394,788)
Increase (decrease) in net assets resulting from share transactions	(2,177,738)	8,146,028
Total increase (decrease) in net assets	3,251,467	(51,580,608)
Net Assets, beginning of year	102,610,719	154,191,327
Net Assets, end of year	$105,862,186	$102,610,719
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	5,742,341	2,237,138
Shares reinvested	394,452	2,411,314
Shares redeemed	(6,433,267)	(3,591,938)
Net increase (decrease)	(296,474)	1,056,514
Class S:
Shares sold	15,151	126,768
Shares reinvested	3,725	22,404
Shares redeemed	(14,661)	(124,487)
Net increase	4,215	24,685

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.70	$14.40	$16.89	$15.14	$11.93
Net investment income (loss) (a)	0.08	0.09	0.02	(0.03)	0.29
Net realized and unrealized gain (loss) on investments	0.76	(3.59)	(1.97)	2.53	3.29
Total from investment operations	0.84	(3.50)	(1.95)	2.50	3.58
Distributions from:
Net investment income	(0.33)	(0.03)	(0.16)	(0.30)	(0.06)
Net realized capital gains	—	(2.17)	(0.38)	(0.45)	(0.31)
Total distributions	(0.33)	(2.20)	(0.54)	(0.75)	(0.37)
Net asset value, end of year	$9.21	$8.70	$14.40	$16.89	$15.14
Total return (b)	9.77%	(24.37)%	(11.87)%	17.25%	30.60%

Ratios to average net assets
Expenses	1.26%	1.18%	1.16%	1.23%	1.26%
Expenses excluding interest and taxes	1.25%	1.18%	1.16%	1.22%	1.26%
Net investment income (loss)	0.84%	0.90%	0.10%	(0.21)%	2.15%
Supplemental data
Net assets, end of year (in millions)	$105	$102	$153	$177	$166
Portfolio turnover rate	23%	20%	36%	29%	24%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

14

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.48	$14.13	$16.63	$14.95	$11.80
Net investment income (loss) (a)	0.05	0.06	(0.04)	(0.09)	0.28
Net realized and unrealized gain (loss) on investments	0.74	(3.54)	(1.94)	2.51	3.22
Total from investment operations	0.79	(3.48)	(1.98)	2.42	3.50
Distributions from:
Net investment income	(0.29)	—	(0.14)	(0.29)	(0.04)
Net realized capital gains	—	(2.17)	(0.38)	(0.45)	(0.31)
Total distributions	(0.29)	(2.17)	(0.52)	(0.74)	(0.35)
Net asset value, end of year	$8.98	$8.48	$14.13	$16.63	$14.95
Total return (b)	9.44%	(24.73)%	(12.22)%	16.90%	30.23%

Ratios to average net assets
Gross expenses	2.98%	2.60%	2.43%	3.69%	7.50%
Net expenses	1.56%	1.55%	1.55%	1.55%	1.55%
Net expenses excluding interest and taxes	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income (loss)	0.53%	0.62%	(0.27)%	(0.60)%	2.05%
Supplemental data
Net assets, end of year (in millions)	$1	$1	$1	$1	$—(c)
Portfolio turnover rate	23%	20%	36%	29%	24%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Amount is less than $500,000.

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are substantially the same, except Class S Shares are subject to a distribution fee. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy.

The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Fund’s fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes
16

regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of December 31, 2023.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund receives cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral received for securities lending in the form of money market investments, if any, at December 31, 2023,
17

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2024, to waive fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and Class S Shares, respectively. For the year ended December 31, 2023, the Adviser waived fees and expenses in the amount of $13,889 for Class S shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2023, the aggregate shareholder accounts of two insurance companies owned approximately 78% and 11% of the Initial Class Shares, and two insurance companies owned approximately 80% and 17% of the Class S Shares.

Note 4—12B-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $22,811,422 and $28,725,178, respectively.

Note 6—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$98,627,137	$24,317,525	$(14,887,764)	$9,429,761
18

At December 31, 2023 the components of distributable earnings (losses) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$1,639,156	$(22,285,919)	$(99,874)	$8,757,688	$(11,988,949)

The tax character of dividends paid to shareholders was as follows:

December 31, 2023	December 31, 2022
Ordinary Income	Ordinary Income	Long-Term Capital Gains
$3,527,059	$300,121	$21,014,548

At December 31, 2023, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(3,377,573)	$(18,908,346)	$(22,285,919)

During the year ended December 31, 2023 as a result of permanent book to tax differences due primarily to the recognition of losses on worthless securities, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$3,934,747	$(3,934,747)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund

19

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and any other countries imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency experienced and may continue to experience significant declines. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31,

20

2023 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2023:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$1,602,567	$229,732	$1,436,360	$1,666,092

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$229,732

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2023, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
42	$1,365,231	6.42%

At December 31, 2023, the Fund had no outstanding borrowings under the Facility.

Note 11—New Regulatory Requirements—On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund (or for each share class if a fund has multiple share classes).

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

21

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck VIP Emerging Markets Fund (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 14, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

22

VANECK VIP EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/23/2023
Payable Date:	8/24/2023
Ordinary Income Paid Per Share - Initial Class	$0.327290
Ordinary Income Paid Per Share - Class S	$0.289700
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.22%*
Foreign Source Income	47.98%*
Foreign Taxes Paid Per Share - Initial Class and Class S	$0.031300

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

23

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Trustee’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3] During the Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	11	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Adjunct Professor, School of International and Public Affairs, Columbia University. Formerly, Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standards and Emerging Issues Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	11	Board member for Gratitude Railroad LLC and Impact Engine Management, PBC; Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc.; Board Member, The Arc Foundation of the US; Chairman, Lifetime Care Services, LLC.
24

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964 Assistant Vice	President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
25

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
26

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT December 31, 2023

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2023.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   assets and payment history

■   risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■   open an account or give us your income information

■   provide employment information or give us your contact information

■   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVector Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
1

PRIVACY NOTICE

(unaudited) (continued)

Other important information
California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.
2

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

3

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

2 VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

3 The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

4 VanEck: https://www.vaneck.com/us/en/subscribe/

4

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck VIP Global Gold Fund (the “Fund”) seeks long-term capital appreciation by investing across a broad range of global gold mining companies. The Fund has a nearly 56-year track record of investing in the space, with a seasoned investment team comprising former geologists and engineers. Today, the Fund’s high-conviction portfolio includes a mix of junior developers and junior producers all the way up to more established mid-tier and senior gold miners.

Performance Overview

The Fund gained 10.41% (Class S) during the twelve months ended December 31, 2023, the (“Period”).

Market Overview

The spot gold price set new highs in 2023. Gold recorded a new intraday, all-time high of $2,135 an ounce in early December. The price spike occurred during overseas trading hours. Gold also managed to establish a new at-the-close all-time high of $2,077 on December 27 and ended 2023 at $2,063 per ounce, up 13.1% for the year. The main drivers were:

1. Heightened global financial risk: gold closed at a yearly low of $1,811 at the end of February, bouncing back and trending above $2,000 as markets tried to digest the news and assess the ripple effects of the rapid collapse of Silicon Valley Bank and Signature Bank over the course of a weekend in March. Gold found further support as the risks spread to Europe, with major bank Credit Suisse ultimately needing to be rescued.

2. Record central bank net gold purchases: investment demand, as gauged by the holdings of gold bullion ETFs, persistently declined in the second half of the year. However, this was offset by strong buying from the official sector, with gold purchases from central banks around the world potentially set to beat the record levels reported for 2022. This kept gold well supported above the $1,900 level throughout most of the year, leading to the highest annual average gold price on record of $1,943 per ounce in 2023.

3. Heightened geopolitical risk globally: most notably as a result of the ongoing war in Ukraine and the tragic developments in the Middle East in early October. Gold closed at $1,820 per ounce on October 5. Gold demonstrated once again its historically proven role as a safe haven, climbing above $2,000 once again, after Hamas’ attacks on Israel.

4. U.S. Federal Reserve policy: changing expectations around the Fed’s monetary policy path were a major driver of gold prices in 2023. The Fed’s projections for rate cuts in 2024, released at the conclusion of its December 13 FOMC (Federal Open Markets Committee) meeting, sent gold prices to record levels at year end.

Gold equities ended the year strongly, outperforming gold bullion in the last two months of the year, but were not able to fully close the valuation gap against the metal.

Fund Overview

The Fund slightly underperformed its benchmark, the NYSE Arca Gold Miners Index1 (GDMNTR), which posted a gain of 10.60% during the Period. The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) recorded a gain of 8.59%.

With gold prices trending to record levels throughout most of 2023, the Fund maintained very low cash positions and nil gold bullion holdings to maximize exposure to the gold equities (94.1% of Fund net assets†), which typically outperform in a rising gold price environment. At the end of December 2023, cash holdings represented 1.5% of net assets (compared to 0.7% at the end of December 2022) and holdings in gold bullion or gold bullion exchange traded products accounted for nil of net assets (unchanged from the end of December 2022). The balance, 4.9% of the Fund, was invested in silver and other metals and mining equities.

5

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

The Fund had significant exposure (21.0% of Fund net assets at year-end) in smaller-cap companies. As a group, these junior developers and producers underperformed and this was the largest detractor from the Fund’s performance during the period, both in absolute terms and relative to the benchmark. Junior developer Liberty Gold (1.0% of Fund net assets†) and junior producers Orezone Gold (0.7% of Fund net assets†) and West African Resources (1.1% of Fund net assets†) were significant detractors from the Fund’s performance relative to the benchmark. Among the larger caps, the Fund’s underweight position in Gold Fields (2.3% of Fund net assets†) also pushed down returns relative to the benchmark during the year. Contributing most significantly to positive performance relative to the benchmark were the Fund’s overweight position in Bellevue Gold (4.1% of Fund net assets†) and underweight position in Newmont (3.5% of Fund net assets†).

Among the Fund’s top holdings, senior producer Kinross Gold (6.6% of Fund net assets†) outperformed. In 2023, Kinross was able to recover from the selloff of its shares in 2022 due to its exposure to Russia. Following an exit from Russia, the markets seem to finally have rerated this company more in line with its peers. We expect the company’s strong fundamentals and recent record of meeting or beating expectations to lead to continued strong stock price performance in 2024.

Mid-tier producer Alamos Gold (6.0% of Fund net assets†) significantly outperformed in 2023, following strong outperformance also in 2022. The company has three established, good-quality assets in North America (Canada and Mexico) which are able to deliver organic growth, most notably through the Island Gold mine expansion and exploration success at the Mulatos mine. We expect the market to continue to reward Alamos’ stock for its high quality (low risk, low cost) growth.

Our top junior position, Bellevue Gold (4.1% of Fund net assets†) was again a very strong outperformer in 2023. The market rewarded the company for an on time and on budget start of production at its Bellevue gold mine in Western Australia. So far, the ramp up has been relatively smooth, and the mine achieved first gold pour in October 2023. The company has now graduated from a developer to a producer. Assuming the ramp up to full production continues to progress well, this should lead to improved valuation multiples for the company. Among the juniors, although smaller holdings, Emerald Resources (2.4% of Fund net assets†) and Resolute mining (1.4% of Fund net assets†) deserve a mention after posting spectacular returns during the year.

Franco-Nevada (3.3% of Fund net assets†) underperformed this year, primarily due to its exposure to First Quantum’s Cobre Panama mine, which has now been shut down by Panama’s government. The gold and silver streams Franco-Nevada owns from the production of the Cobre Panama copper mine represented an estimated approx. 20% of the company’s valuation. Recognizing the risks earlier in the year, the Fund significantly reduced its exposure to Franco-Nevada, which at the end of 2002 was the Fund’s second largest holding representing 9.1% of Fund net assets.

Among the junior companies, Orezone Gold (0.7% of Fund net assets†) and West African Resources (1.1% of Fund net assets†) underperformed. Although fundamentally, both companies are strong, well run and with attractive growth profiles, the elevated geopolitical risk in West Africa has taken a severe toll on their stock prices. In the third quarter of 2023, the Fund reduced its holdings in those companies with significant exposure to the West African region in order to address these risks.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit https://www.vaneck.com/subscribe to register.

6

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Imaru Casanova

Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

*	All Fund assets referenced are Total Net Assets as of December 31, 2023.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

2MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining , hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

7

VANECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Class S	GDMNTR	MSCI ACWI
One Year	10.41%	10.60%	22.81%
Five Year	9.61%	9.80%	12.27%
Ten Year	4.61%	5.25%	8.48%

Hypothetical Growth of $10,000 (Ten Year: Class S)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

8

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Class S
Actual	$1,000.00	$1,047.50	1.45%	$7.48
Hypothetical (b)	$1,000.00	$1,017.90	1.45%	$7.38

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 98.9%
Australia: 20.2%
Bellevue Gold Ltd. *	1,922,572	$2,189,928
De Grey Mining Ltd. *	823,132	702,320
Emerald Resources NL *	619,250	1,269,584
Evolution Mining Ltd.	624,092	1,679,029
Northern Star Resources Ltd.	281,500	2,611,785
Perseus Mining Ltd.	159,600	200,749
Predictive Discovery Ltd. * †	6,298,272	901,311
Resolute Mining Ltd. *	2,551,332	770,134
West African Resources Ltd. *	901,126	579,577
		10,904,417
Brazil: 5.6%
Wheaton Precious Metals Corp. (USD)	61,355	3,027,256
Canada: 53.4%
Agnico Eagle Mines Ltd. (USD)	73,707	4,042,829
Alamos Gold, Inc. (USD)	240,583	3,240,653
Allied Gold Corp. *	115,810	306,776
B2Gold Corp.	218,388	690,574
B2Gold Corp. (USD)	290,558	918,163
Barrick Gold Corp. (USD)	190,535	3,446,778
Franco-Nevada Corp. (USD)	15,930	1,765,203
G Mining Ventures Corp. *	717,500	763,499
G2 Goldfields Inc. (USD)	261,000	145,025
G2 Goldfields, Inc. * †	75,500	41,595
Galway Metals, Inc. *	358,576	109,598
GoGold Resources, Inc. * †	315,182	321,117
GoGold Resources, Inc. * ø	131,500	133,480
Goldsource Mines, Inc. *	250,800	50,158
Kinross Gold Corp. (USD)	586,276	3,546,970
Liberty Gold Corp. *	1,881,813	440,257
Liberty Gold Corp. * ø	352,000	83,680
Lundin Gold, Inc.	100,562	1,255,270
O3 Mining, Inc. *	107,100	126,899
Orezone Gold Corp. * †	581,004	372,705
Osisko Gold Royalties Ltd. (USD)	138,000	1,970,640
Osisko Mining, Inc. *	246,536	496,775
Pan American Silver Corp. (USD)	118,200	1,930,206
Probe Gold, Inc. *	222,682	225,194
Reunion Gold Corp. *	2,307,088	739,981
Silver Tiger Metals, Inc. *	360,200	46,213
Skeena Resources Ltd. * †	91,153	443,709
Snowline Gold Corp. * †	138,000	515,528
Thesis Gold, Inc. * †	242,594	108,019
West Red Lake Gold Mines Ltd. * †	843,000	521,686
		28,799,180
South Africa: 4.3%
Anglogold Ashanti Plc (USD)	56,500	1,055,985
Gold Fields Ltd. (ADR)	87,376	1,263,457
		2,319,442
Turkey: 1.6%
Eldorado Gold Corp. (USD) *	64,928	842,116
	Number of Shares	Value
United Kingdom: 4.3%
Endeavour Mining Plc (CAD)	103,909	$2,334,532
United States: 9.5%
Newmont Corp.	46,242	1,913,956
Royal Gold, Inc.	26,600	3,217,536
		5,131,492
Total Common Stocks (Cost: $39,330,655)		53,358,435

WARRANTS: 0.1%
Canada: 0.1%
Marathon Gold Corp., CAD 1.35, exp. 09/19/24 ∞	40,000	2,726
Reunion Gold Corp., CAD 0.39, exp. 07/06/24 ∞	240,994	16,170

Total Warrants (Cost: $17,465)		18,896

MONEY MARKET FUND: 1.5% (Cost: $816,381)
Invesco Treasury Portfolio - Institutional Class	816,381	816,381

Total Investments Before Collateral for Securities Loaned: 100.5% (Cost: $40,164,501)		54,193,712

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.1%
Money Market Fund: 2.1% (Cost: $1,140,921)
State Street Navigator Securities Lending Government Money Market Portfolio	1,140,921	1,140,921
Total Investments: 102.6% (Cost: $41,305,422)		55,334,633
Liabilities in excess of other assets: (2.6)%		(1,401,432)
NET ASSETS: 100.0%		$53,933,201

See Notes to Consolidated Financial Statements

10

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,647,440.
ø	Restricted Security – the aggregate value of restricted securities is $217,160, or 0.4% of net assets
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of December 31, 2023 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
GoGold Resources, Inc.	08/31/2020	131,500	$96,629	$133,480	0.2%
Liberty Gold Corp.	10/04/2021	352,000	182,953	83,680	0.2%
			$279,582	$217,160	0.4%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	93.6%	$50,728,698
Silver	4.3	2,297,536
Precious Metals & Minerals	0.4	241,499
Diversified Metals & Mining	0.2	109,598
Money Market Fund	1.5	816,381
	100.0%	$54,193,712

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$901,311	$10,003,106	$—	$10,904,417
Brazil	3,027,256	—	—	3,027,256
Canada	28,582,020	217,160	—	28,799,180
South Africa	2,319,442	—	—	2,319,442
Turkey	842,116	—	—	842,116
United Kingdom	2,334,532	—	—	2,334,532
United States	5,131,492	—	—	5,131,492
Warrants *	—	—	18,896	18,896
Money Market Funds	1,957,302	—	—	1,957,302
Total Investments	$45,095,471	$10,220,266	$18,896	$55,334,633

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Assets:
Investments, at value (Cost $40,164,501) (1)	$54,193,712
Short-term investment held as collateral for securities loaned (2)	1,140,921
Cash	37,138
Cash denominated in foreign currency, at value (Cost $951)	946
Receivables:
Investment securities sold	163,653
Dividends and interest	19,181
Prepaid expenses	7,428
Total assets	55,562,979
Liabilities:
Payables:
Investment securities purchased	194,473
Shares of beneficial interest redeemed	167,904
Collateral for securities loaned	1,140,921
Due to Adviser	30,072
Due to Distributor	11,405
Deferred Trustee fees	31,805
Accrued expenses	53,198
Total liabilities	1,629,778
NET ASSETS	$53,933,201
Net Assets consist of:
Aggregate paid in capital	$52,846,099
Total distributable earnings (loss)	1,087,102
NET ASSETS	$53,933,201
Shares of beneficial interest outstanding	6,438,997
Net asset value, redemption and offering price per share	$8.38
(1) Value of securities on loan	$1,647,440
(2) Cost of short-term investment held as collateral for securities loaned	$1,140,921

See Notes to Consolidated Financial Statements

12

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Income:
Dividends (net of foreign taxes withheld $84,134)	$773,276
Securities lending income	111,041
Total income	884,317
Expenses:
Management fees	393,316
Administration fees	131,105
Distribution fees	131,105
Transfer agent fees	18,602
Custodian fees	21,331
Professional fees	62,044
Reports to shareholders	20,103
Insurance	11,022
Trustees’ fees and expenses	22,168
Interest	720
Other	960
Total expenses	812,476
Expenses assumed by the Adviser	(51,383)
Net expenses	761,093
Net investment income	123,224
Net realized loss on:
Investments	(1,111,226)
Forward foreign currency contracts	(279)
Foreign currency transactions and foreign denominated assets and liabilities	(2,280)
Net realized loss	(1,113,785)
Net change in unrealized appreciation (depreciation) on:
Investments	5,270,589
Foreign currency translations and foreign denominated assets and liabilities	30
Net change in unrealized appreciation (depreciation)	5,270,619
Net Increase in Net Assets Resulting from Operations	$4,280,058

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income	$123,224	$168,631
Net realized loss	(1,113,785)	(2,546,391)
Net change in unrealized appreciation (depreciation)	5,270,619	(6,211,256)
Net increase (decrease) in net assets resulting from operations	4,280,058	(8,589,016)

Share transactions*:
Proceeds from sale of shares	21,786,009	20,898,178
Cost of shares redeemed	(17,894,667)	(17,740,290)
Increase in net assets resulting from share transactions	3,891,342	3,157,888
Total increase (decrease) in net assets	8,171,400	(5,431,128)
Net Assets, beginning of year	45,761,801	51,192,929
Net Assets, end of year	$53,933,201	$45,761,801
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	2,635,805	2,448,840
Shares redeemed	(2,228,655)	(2,257,333)
Net increase	407,150	191,507

See Notes to Consolidated Financial Statements

14

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.59	$8.77	$11.68	$8.63	$6.22
Net investment income (loss) (a)	0.02	0.03	(0.01)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.77	(1.21)	(1.67)	3.40	2.46
Total from investment operations	0.79	(1.18)	(1.68)	3.35	2.41
Distributions from:
Net investment income	—	—	(1.23)	(0.30)	—
Net asset value, end of year	$8.38	$7.59	$8.77	$11.68	$8.63

Total return (b)	10.41%	(13.45)%	(13.91)%	38.62%	38.75%
Ratios to average net assets
Gross expenses	1.55%	1.53%	1.58%	1.65%	1.92%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	0.23%	0.35%	(0.08)%	(0.51)%	(0.63)%

Supplemental data
Net assets, end of year (in millions)	$54	$46	$51	$60	$34
Portfolio turnover rate	35%	39%	38%	39%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy.
16

The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation— The Subsidiary, a Cayman Islands exempted company, acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2023, the Fund held $33,010 in its Subsidiary, representing less than 1% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration
17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2023 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Consolidated Schedule of Investments. At December 31, 2023, the Fund held no derivative contracts.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Consolidated Statement of Operations. During the year ended December 31, 2023, the Fund held forward foreign currency contracts for one month. The average amount purchased and sold (in U.S. dollars) were $220,261 and $0, respectively. At December 31, 2023, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2023, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$(279)

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities and derivatives on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2023, is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

18

J.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Consolidated Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2024, to waive fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2023.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the year ended December 31, 2023 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2023, the aggregate shareholder accounts of two insurance companies owned approximately 68% and 28% of the Fund’s outstanding shares of beneficial interest.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $21,723,989 and $18,065,258, respectively.

Note 6—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$46,855,911	$12,894,834	$(4,383,102)	$8,511,732

At December 31, 2023, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$1,772,260	$(9,130,693)	$(31,805)	$8,477,340	$1,087,102

During the years ended December 31, 2023 and December 31, 2022, the Fund had no distributions to shareholders.

At December 31, 2023, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(4,279,986)	$(4,850,707)	$(9,130,693)

During the year ended December 31, 2023 as a result of permanent book to tax differences due primarily to a tax net operating loss, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
$(353,016)	$353,016

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—A non-diversified fund generally holds securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

20

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2023 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2023:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$1,647,440	$1,140,921	$639,849	$1,780,770

21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$1,140,921

* Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2023, the Fund borrowed under this Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
14	$231,306	6.59%

At December 31, 2023, the Fund had no outstanding borrowings under the Facility.

Note 11— New Regulatory Requirements — On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund (or for each share class if a fund has multiple share classes).

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

22

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of VanEck VIP Global Gold Fund and its subsidiary (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the consolidated financial highlights for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended December 31, 2021, and the consolidated financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those consolidated financial statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

23

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Trustee’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3] During the Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	11	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Adjunct Professor, School of International and Public Affairs, Columbia University. Formerly, Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standards and Emerging Issues Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	11	Board member for Gratitude Railroad LLC and Impact Engine Management, PBC; Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc.; Board Member, The Arc Foundation of the US; Chairman, Lifetime Care Services, LLC.
24

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

25

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1) The address for each Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.

(2) Officers are elected yearly by the Board.

26

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT December 31, 2023

VanEck VIP Trust

VanEck VIP Global Resources Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2023.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

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1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

3

VANECK VIP GLOBAL RESOURCES FUND

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

2 VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

3 The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

4 VanEck: https://www.vaneck.com/us/en/subscribe/

4

VANECK VIP GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

VanEck VIP Global Resources Fund (the “Fund”) seeks long-term capital appreciation by investing in a diversified portfolio of global resource equities. The Fund’s more than 26-year track record is supported by a seasoned investment team, including analysts and portfolio managers with former experience as geologists and engineers. The Fund’s portfolio comprises companies with unique competitive advantages associated with the long-term energy transition, coupled with more traditional commodity producers helping fuel today’s global economic growth.

Performance Overview

The Fund lost 3.58% (Initial Class) for the 12 months ended December 31, 2023. Companies within the Oil & Gas sector provided the largest, positive contributions on the year, despite oil price volatility. Gold & Precious Metals companies, aided by resilient gold prices, were also additive. Meanwhile, Renewables & Alternatives companies and green metal miners continued to struggle in a higher interest rate environment and remained the largest detractors for a second year in a row.

Market Review

On the whole, resource equities—as measured by both the energy-heavy S&P North American Natural Resource Sector Index1 and the more balanced S&P Global Natural Resources Index2 —underperformed broader global equity and bond markets on the year. From a macroeconomic perspective, drivers of underperformance included easing inflationary pressures, a pullback in commodity prices and shifting investor sentiment amid a more dovish outlook for rates in 2024.

Oil & Gas

Supply constraints helped buoy crude prices for most of 2023. Strong demand, large inventory draws and geopolitical conflict combined to drive oil’s move above $90 per barrel in late-September. However, concerns over slowing global growth began to dominate by the fourth quarter. This, combined with news of record output from the U.S., sank oil prices below $70 per barrel in mid-December.

For oil and gas producers, the year was highlighted by record mergers and acquisition activity within the U.S. exploration and production (“E&P”) industry. In the fourth quarter, Exxon Mobil (2.6% of Fund net assets*) announced its all-stock purchase of Pioneer Natural Resources (1.1% of Fund net assets*), while Chevron (1.0% of Fund net assets*), used a similarly-structured agreement to purchase Hess (0.5% of Fund net assets*). The deals capped off a record spending spree by the industry in 2023.

Renewables & Alternatives

Solar module prices reached a new low in 2023, with supply still vastly outstripping demand. Declining industry costs, as well as government-fueled subsidies, aided with record levels of installed solar capacity, globally.

Despite longer-term optimism, lingering supply-chain issues, project delays and higher borrowing costs pressured shares of renewable and alternative energy companies for a second consecutive year. Some relief came with planned rate cuts in the U.S. as, in the fourth quarter, many companies in the space turned in their best quarterly performances since 2020.

Base & Industrial Metals

Base and industrial metals trended sideways for most of the year, with China’s weak real estate sector weighing on prices. Disappointing electric vehicle (EV) sales growth in the United States, as well as ongoing supply-chain bottlenecks in clean energy markets, prompted supply overhang concerns for metals such as lithium, nickel, cobalt and graphite. Copper and iron ore were spared before year-end, though, with reported inventory declines and reported disruptions at major production sites around the world.

5

VANECK VIP GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

First Quantum Minerals (0.5% of Fund net assets*) was among those most significantly impacted by disruptions to its mine operations in 2023. In November, Panamanian government officials ordered the closure of First Quantum’s Cobre Panama mine, which accounted for approximately 1.5% of global copper supply in 2022.

Gold & Precious Metals

Gold reached a new all-time high in 2023. Reported strength in central bank purchases, rising global geopolitical tensions and forecasted rate cuts in 2024 outweighed otherwise lackluster investment demand for physical gold through most of the second half of 2023.

Gold miners, who largely underperformed the metal on the year, still had a few notable wins. In November, Newmont (1.7% of Fund net assets*) announced its successful bid for Newcrest (not held at period end). The acquisition added several attractive, non-core assets to Newmont’s mining portfolio while also ensuring the company’s position as the world’s top gold producer.

Agriculture

The agriculture complex struggled to find firm footing in 2023. Stocks of U.S. wheat and corn ended the year higher, while usage remained fairly flat on slowing exports and lower demand for animal feed. Fertilizer prices stabilized for much of the year with European supplies of natural gas (a key input for nitrogen fertilizers) appearing less at risk than a year ago.

Modest share price gains for protein producers were the lone standout among agriculture companies. Companies in the space were predominately supported by gains in U.S. poultry prices, driven by record-high cattle prices and a resurgence of avian flu.

Fund Review

Collectively, positions in Oil & Gas and Gold & Precious Metals were the Fund’s largest contributors, while positions in Renewables & Alternatives and Base & Industrial Metals were the largest detractors.

Top individual contributors included offshore oilfield servicer, TechnipFMC (1.5% of Fund net assets*), gold producer, Kinross (1.6% of Fund net assets*) and poultry producer, JBS (2.1% of Fund net assets*).

Top individual detractors included copper producer, First Quantum Minerals (0.5%, of Fund net assets*), solar inverter manufacturer, Enphase Energy (not held at period end) and diversified metals miner, Anglo American not held at period end).

Notable additions to the Fund during the period included integrated oil companies, Exxon Mobil and BP (4.5%, of Fund net assets*). Other notable changes included the Fund’s exit from oilfield servicer, Liberty Energy (not held at period end), oil and gas producer, Devon Energy (not held at period end) and refining company Repsol (not held at period end).

At the end of the period, the Fund’s largest allocations were to Oil & Gas and Base & Industrial Metals. Agriculture, Gold & Precious Metals and Renewable & Alternative Energy positions made up nearly the entirety of the Fund’s remaining exposure.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit https://www.vaneck.com/subscribe to register.

We very much appreciate your continued investment in the VanEck VIP Global Resources Fund, and we look forward to helping you meet your investment goals in the future.

6

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

* All Fund assets referenced are Total Net Assets as of December 31, 2023.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.

2S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining.

7

VANECK VIP GLOBAL RESOURCES FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Initial Class*	Class S	SPGNRUT	SPGINRTR	MSCI ACWI
One Year	(3.58)%	(3.84)%	4.08%	3.66%	22.81%
Five Year	10.61%	10.34%	11.15%	13.13%	12.27%
Ten Year	(1.01)%	(1.26)%	5.15%	2.85%	8.48%

* Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® Global Natural Resources Index (SPGNRUT) provides exposure to natural resources across three primary commodity-related sectors: agribusiness, energy, and metals and mining (reflects no deduction for expenses or taxes). Effective May 1, 2023, the SPGNRUT replaced the SPGINRTR as the Fund’s primary benchmark. The Fund changed its benchmark as it believes the SPGNRUT is more representative of the global resources sector.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies (reflects no deduction for expenses or taxes). MSCI All Country World Index (MSCI ACWI) represents large-and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

8

VANECK VIP GLOBAL RESOURCES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Initial Class
Actual	$1,000.00	$1,018.30	1.12%	$5.70
Hypothetical (b)	$1,000.00	$1,019.56	1.12%	$5.70
Class S
Actual	$1,000.00	$1,017.00	1.36%	$6.91
Hypothetical (b)	$1,000.00	$1,018.35	1.36%	$6.92

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 98.4%
Australia: 5.5%
Glencore Plc (GBP)	1,574,400	$9,463,789
Piedmont Lithium, Inc. (USD) * †	53,200	1,501,836
Rio Tinto Plc (ADR) †	83,200	6,195,072
		17,160,697
Bermuda: 0.8%
Valaris Ltd. (USD) *	34,200	2,345,094
Brazil: 5.3%
JBS S/A	1,275,300	6,474,753
Vale SA (ADR)	552,800	8,767,408
Yara International ASA (NOK)	36,300	1,289,616
		16,531,777
British Virgin Islands: 0.1%
Talon Metals Corp. (CAD) *	1,442,100	195,900
Canada: 12.1%
Agnico Eagle Mines Ltd. (USD)	97,822	5,365,537
Alamos Gold, Inc. (USD)	264,300	3,560,121
Barrick Gold Corp. (USD)	350,174	6,334,648
Euro Manganese, Inc. (AUD) *	788,469	53,730
Franco-Nevada Corp. (USD)	36,000	3,989,160
Ivanhoe Mines Ltd. * †	493,600	4,786,808
Kinross Gold Corp. (USD)	823,400	4,981,570
Nouveau Monde Graphite, Inc. (USD) * †	67,100	175,131
Nutrien Ltd. (USD)	91,565	5,157,856
Pan American Silver Corp. (USD)	197,500	3,225,175
		37,629,736
China: 2.0%
PetroChina Co. Ltd. (HKD)	9,423,000	6,226,623
Finland: 0.5%
Neste Oyj	43,300	1,539,307
France: 3.1%
Nexans SA	36,500	3,202,210
TotalEnergies SE	95,100	6,466,703
		9,668,913
Italy: 3.7%
Eni SpA	456,500	7,742,873
Saipem SpA *	2,210,800	3,593,588
		11,336,461
Jersey, Channel Islands: 1.5%
Arcadium Lithium Plc (AUD) * †	621,577	4,748,261
Netherlands: 2.1%
OCI NV	223,456	6,476,064
Norway: 1.7%
Equinor ASA (ADR)	171,500	5,426,260
Spain: 0.0%
Soltec Power Holdings SA * †	45,000	171,204
Turkey: 0.8%
Eldorado Gold Corp. (USD) *	192,700	2,499,319
	Number of Shares	Value
United Kingdom: 7.9%
BP Plc (ADR)	170,300	$6,028,620
Endeavour Mining Plc (CAD)	168,400	3,783,456
Shell Plc (ADR)	154,800	10,185,840
TechnipFMC Plc (USD)	229,800	4,628,172
		24,626,088
United States: 50.8%
5E Advanced Materials, Inc. * †	52,300	73,743
Array Technologies, Inc. * †	199,200	3,346,560
Baker Hughes Co.	167,700	5,731,986
Bunge Global SA	41,700	4,209,615
CF Industries Holdings, Inc.	73,200	5,819,400
ChampionX Corp.	29,108	850,245
Chart Industries, Inc. * †	38,200	5,207,806
Chesapeake Energy Corp. †	57,700	4,439,438
Chevron Corp.	20,300	3,027,948
ConocoPhillips	65,843	7,642,397
Corteva, Inc.	122,433	5,866,989
Diamondback Energy, Inc.	35,447	5,497,121
EQT Corp. †	149,100	5,764,206
Excelerate Energy, Inc.	79,600	1,230,616
Exxon Mobil Corp.	79,875	7,985,903
Freeport-McMoRan, Inc.	241,400	10,276,398
Graphic Packaging Holding Co.	35,791	882,248
Halliburton Co.	131,900	4,768,185
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	228,419	6,299,796
Hess Corp.	10,900	1,571,344
Kirby Corp. *	66,700	5,234,616
Kosmos Energy Ltd. *	458,300	3,075,193
Marathon Oil Corp.	139,400	3,367,904
Mosaic Co.	131,900	4,712,787
MP Materials Corp. * †	267,300	5,305,905
Newmont Corp.	125,796	5,206,696
NOV, Inc.	113,300	2,297,724
Ormat Technologies, Inc. †	60,480	4,583,779
Permian Resources Corp.	240,649	3,272,826
Pilgrim’s Pride Corp. *	195,500	5,407,530
Pioneer Natural Resources Co.	14,644	3,293,143
Schlumberger NV	111,900	5,823,276
SolarEdge Technologies, Inc. * †	10,800	1,010,880
Stem, Inc. * ø	177,000	686,760
Stem, Inc. * †	272,032	1,055,484
Sunnova Energy International, Inc. * †	258,800	3,946,700
Valero Energy Corp.	66,600	8,658,000
		157,431,147
Zambia: 0.5%
First Quantum Minerals Ltd. (CAD)	179,400	1,468,994
Total Common Stocks (Cost: $246,513,617)		305,481,845

See Notes to Financial Statements

10

	Number of Shares	Value
MONEY MARKET FUND: 2.1% (Cost: $6,358,140)
Invesco Treasury Portfolio - Institutional Class	6,358,140	$6,358,140

Total Investments Before Collateral for Securities Loaned: 100.5% (Cost: $252,871,757)		311,839,985
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.4%
Money Market Fund: 2.4% (Cost: $7,322,191)
State Street Navigator Securities Lending Government Money Market Portfolio	7,322,191	$7,322,191
Total Investments: 102.9% (Cost: $260,193,948)		319,162,176
Liabilities in excess of other assets: (2.9)%		(9,043,565)
NET ASSETS: 100.0%		$310,118,611

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $51,182,069.
*	Non-income producing
ø	Restricted Security – the aggregate value of restricted securities is $686,760, or 0.2% of net assets

Restricted securities held by the Fund as of December 31, 2023 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Stem, Inc.	04/28/2021	177,000	$1,770,000	$686,760	0.2%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas	42.0%	$130,941,227
Base & Industrial Metals	17.0	53,012,976
Agriculture	14.7	45,414,610
Gold & Precious Metals	12.4	38,945,682
Renewables & Alternatives	8.2	25,842,680
Industrials & Utilities	3.7	11,324,670
Money Market Fund	2.0	6,358,140
	100.0%	$311,839,985

See Notes to Financial Statements

11

VANECK VIP GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$7,696,908	$9,463,789	$—	$17,160,697
Bermuda	2,345,094	—	—	2,345,094
Brazil	8,767,408	7,764,369	—	16,531,777
British Virgin Islands	195,900	—	—	195,900
Canada	37,629,736	—	—	37,629,736
China	—	6,226,623	—	6,226,623
Finland	—	1,539,307	—	1,539,307
France	—	9,668,913	—	9,668,913
Italy	—	11,336,461	—	11,336,461
Jersey, Channel Islands	4,748,261	—	—	4,748,261
Netherlands	—	6,476,064	—	6,476,064
Norway	5,426,260	—	—	5,426,260
Spain	—	171,204	—	171,204
Turkey	2,499,319	—	—	2,499,319
United Kingdom	24,626,088	—	—	24,626,088
United States	157,431,147	—	—	157,431,147
Zambia	1,468,994	—	—	1,468,994
Money Market Funds	13,680,331	—	—	13,680,331
Total Investments	$266,515,446	$52,646,730	$—	$319,162,176

See Notes to Financial Statements

12

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Assets:
Investments, at value (Cost $252,871,757) (1)	$311,839,985
Short-term investment held as collateral for securities loaned (2)	7,322,191
Cash denominated in foreign currency, at value (Cost $903)	892
Receivables:
Investment securities sold	447,600
Shares of beneficial interest sold	199,682
Dividends and interest	228,575
Prepaid expenses	15,838
Total assets	320,054,763
Liabilities:
Payables:
Investment securities purchased	1,836,850
Shares of beneficial interest redeemed	150,094
Collateral for securities loaned	7,322,191
Due to Adviser	261,073
Due to Distributor	34,068
Deferred Trustee fees	204,796
Accrued expenses	127,080
Total liabilities	9,936,152
NET ASSETS	$310,118,611
Net Assets consist of:
Aggregate paid in capital	$343,440,014
Total distributable earnings (loss)	(33,321,403)
NET ASSETS	$310,118,611
(1) Value of securities on loan	$51,182,069
(2) Cost of short-term investment held as collateral for securities loaned	$7,322,191
Initial Class:
Net Assets	$150,555,022
Shares of beneficial interest outstanding	5,662,153
Net asset value, redemption and offering price per share	$26.59
Class S:
Net Assets	$159,563,589
Shares of beneficial interest outstanding	6,277,195
Net asset value, redemption and offering price per share	$25.42

See Notes to Financial Statements

13

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Income:
Dividends (net of foreign taxes withheld $691,994)	$10,914,675
Interest	1,347
Securities lending income	497,652
Total income	11,413,674
Expenses:
Management fees	3,409,799
Distribution fees – Class S	450,390
Transfer agent fees – Initial Class	39,356
Transfer agent fees – Class S	33,211
Custodian fees	29,374
Professional fees	81,579
Reports to shareholders	9,741
Insurance	35,017
Trustees’ fees and expenses	137,401
Interest	4,375
Other	20,151
Total expenses	4,250,394
Net investment income	7,163,280
Net realized gain (loss) on:
Investments	30,293,745
Foreign currency transactions and foreign denominated assets and liabilities	(23,838)
Net realized gain	30,269,907
Net change in unrealized appreciation (depreciation) on:
Investments	(53,095,950)
Foreign currency translations and foreign denominated assets and liabilities	(1,710)
Net change in unrealized appreciation (depreciation)	(53,097,660)
Net Decrease in Net Assets Resulting from Operations	$(15,664,473)

See Notes to Financial Statements

14

VANECK VIP GLOBAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022

Operations:
Net investment income	$7,163,280	$8,849,729
Net realized gain	30,269,907	32,462,719
Net change in unrealized appreciation (depreciation)	(53,097,660)	(22,256,046)
Net increase (decrease) in net assets resulting from operations	(15,664,473)	19,056,402
Distributions to shareholders from:
Distributable earnings
Initial Class	(4,359,305)	(2,836,268)
Class S	(4,440,727)	(3,263,813)
Total distributions	(8,800,032)	(6,100,081)
Share transactions *:
Proceeds from sale of shares
Initial Class	35,518,007	82,914,386
Class S	30,978,944	143,715,729
	66,496,951	226,630,115
Reinvestment of distributions
Initial Class	4,359,305	2,836,268
Class S	4,440,727	3,263,813
	8,800,032	6,100,081
Cost of shares redeemed
Initial Class	(69,737,352)	(73,015,045)
Class S	(75,846,769)	(109,925,770)
	(145,584,121)	(182,940,815)
Increase (decrease) in net assets resulting from share transactions	(70,287,138)	49,789,381
Total increase (decrease) in net assets	(94,751,643)	62,745,702
Net Assets, beginning of year	404,870,254	342,124,552
Net Assets, end of year	$310,118,611	$404,870,254
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class:
Shares sold	1,302,678	2,843,760
Shares reinvested	165,376	93,885
Shares redeemed	(2,564,108)	(2,521,752)
Net increase (decrease)	(1,096,054)	415,893
Class S:
Shares sold	1,176,971	5,004,847
Shares reinvested	176,080	112,857
Shares redeemed	(2,917,389)	(4,076,814)
Net increase (decrease)	(1,564,338)	1,040,890

See Notes to Financial Statements

15

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$28.39	$26.61	$22.48	$19.04	$17.02
Net investment income (a)	0.61	0.69	0.40	0.13	0.15
Net realized and unrealized gain (loss) on investments	(1.63)	1.57	3.84	3.47	1.87
Total from investment operations	(1.02)	2.26	4.24	3.60	2.02
Distributions from:
Net investment income	(0.78)	(0.48)	(0.11)	(0.16)	—
Net asset value, end of year	$26.59	$28.39	$26.61	$22.48	$19.04
Total return (b)	(3.58)%	8.39%	18.92%	19.11%	11.87%

Ratios to average net assets
Expenses	1.12%	1.09%	1.09%	1.13%	1.15%
Expenses excluding interest and taxes	1.12%	1.08%	N/A	N/A	N/A
Net investment income	2.23%	2.37%	1.54%	0.79%	0.84%
Supplemental data
Net assets, end of year (in millions)	$151	$192	$169	$149	$132
Portfolio turnover rate	44%	55%	27%	40%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

16

VANECK VIP GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$27.16	$25.49	$21.55	$18.26	$16.37
Net investment income (a)	0.52	0.59	0.33	0.09	0.10
Net realized and unrealized gain (loss) on investments	(1.57)	1.51	3.69	3.32	1.79
Total from investment operations	(1.05)	2.10	4.02	3.41	1.89
Distributions from:
Net investment income	(0.69)	(0.43)	(0.08)	(0.12)	—
Net asset value, end of year	$25.42	$27.16	$25.49	$21.55	$18.26
Total return (b)	(3.84)%	8.12%	18.68%	18.83%	11.55%

Ratios to average net assets
Expenses	1.36%	1.33%	1.34%	1.38%	1.40%
Net investment income	1.99%	2.14%	1.31%	0.55%	0.58%
Supplemental data
Net assets, end of year (in millions)	$160	$213	$173	$144	$120
Portfolio turnover rate	44%	55%	27%	40%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

17

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Resources Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in global resources securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value.

The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee
18

convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of
19

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. During the year ended December 31, 2023, the Fund held no derivative instruments.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund receives cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2023, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2024, to waive fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. During the year ended December 31, 2023, there were no waivers or expense reimbursements.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2023, the aggregate shareholder accounts of two insurance companies owned approximately 50% and 23% of the Initial Class Shares and three insurance companies owned approximately 36%, 32%, and 14% of the Class S Shares.

Note 4—12b-1 Plan of Distribution— Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf

20

of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $148,433,206 and $211,250,897, respectively.

Note 6—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$264,956,606	$73,940,650	$(19,735,080)	$54,205,570

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$7,475,875	$(94,799,418)	$(204,796)	$54,206,936	$(33,321,403)

The tax character of dividends paid to shareholders was as follows:

December 31, 2023	December 31, 2022
Ordinary Income	Ordinary Income
$8,800,032	$6,100,081

At December 31, 2023, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(14,730,790)	$(80,068,628)	$(94,799,418)

During the year ended December 31, 2023, the Fund utilized $27,529,045 of its capital loss carryovers available from prior years.

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2023, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

21

VANECK VIP GLOBAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

Note 7—Principal Risks— The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

The Fund concentrates its investments in the securities of global resource companies, including precious metals, base and industrial metals, energy, natural resources and other commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the

22

securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2023 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2023:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$51,182,069	$7,322,191	$46,002,475	$53,324,666

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$7,322,191

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2023, the Fund borrowed under the Facility as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
6	$6,508,562	5.93%

At December 31, 2023, the Fund had no outstanding borrowings under the Facility.

Note 11— New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund (or for each share class if a fund has multiple share classes).

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

23

VANECK VIP GLOBAL RESOURCES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Global Resources Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck VIP Global Resources Fund (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

24

VANECK VIP GLOBAL RESOURCES FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/23/2023
Payable Date:	8/24/2023
Ordinary Income Paid Per Share – Initial Class	$0.775640
Ordinary Income Paid Per Share – Class S	$0.692280
Dividends Qualifying for the Dividends Received Deduction for Corporations	84.54%
25

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Trustee’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3] During the Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	11	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Adjunct Professor, School of International and Public Affairs, Columbia University. Formerly, Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standards and Emerging Issues Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	11	Board member for Gratitude Railroad LLC and Impact Engine Management, PBC; Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc.; Board Member, The Arc Foundation of the US; Chairman, Lifetime Care Services, LLC.
26

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
27

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
28

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGRAR

ANNUAL REPORT December 31, 2023

VanEck VIP Trust

VanEck VIP Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2023.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVector Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
1

PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

2

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

3

VANECK VIP EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck VIP Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/ .

2 VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/ .

3 The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

4 VanEck: https://www.vaneck.com/us/en/subscribe/ .

4

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck VIP Emerging Markets Bond Fund (the “Fund”) seeks total return, consisting of income and capital appreciation. The Fund invests across all emerging markets bonds—sovereigns, corporates, U.S. dollar and local currency. Its time-tested model finds the cheapest bonds relative to fundamentals. The portfolio is led by an experienced investment team who operates within a disciplined risk management framework.

Performance Overview

The Fund (Initial Class shares) returned 11.40% during the 12 months ended December 31, 2023 (the “Period”). Country selection contributed positively to returns over the Period.

The Fund’s benchmark1 returned 11.95% during the Period. The hard currency EMBI component was up 11.09%, and the local currency GBI-EM component was up 12.70%. The returns of both components benefitted from attractive levels of carry, particularly the hard currency index which began the period with a yield-to-worst of approximately 8.5%. The local currency benchmark also benefitted from a decline in the overall yield, reflecting an easing of inflation concerns in many emerging markets. Emerging markets foreign currencies provided a small benefit to the index return, with most currencies appreciating against the U.S. dollar over the period.

Fund Overview

Top contributors:

1. Sri Lanka—the Fund had an overweight to sovereign bonds denominated in local currency, which performed strongly as the country approached a debt restructuring agreement with its creditors.

2. Egypt—the Fund benefitted from both an underweight to Egypt as well as security selection. The Fund’s position in hard currency sovereign bonds was accumulated following a selloff following the October 7 attacks, which made them attractive, despite long-term debt sustainability issues, given the likelihood of support from the IMF and bilateral lenders.

3. Peru—The Fund benefitted from an overweight to local currency sovereign bonds.

Main detractors:

1. Mexico—The Fund’s underweight, particularly to local currency sovereign bonds, was a detractor as the country was an outperformer (and highly correlated with U.S. Treasuries) in the benchmark.

2. Poland—The Fund’s underweight, particularly to local currency sovereign bonds, was a detractor as the country was an outperformer in the benchmark (also a result of high correlation with U.S. Treasuries).

3. Pakistan – The Fund just got it all wrong, having exposure when the bonds came close to risking default, and having no exposure into their IMF program and rally.

During the Period, the Fund took a small number of forward currency positions. Forwards as a whole had a negative impact on the Fund’s positive performance for the period, with positions in Chinese yuan, Chilean peso and Thai baht detracting the most.

We continue to believe that emerging markets provide tremendous potential for income investors. While their economies are generally characterized by lower debts and deficits, higher rates, and independent central banks—there are myriad varieties of issues and issuers to select from. Thank you for entrusting us, our experience and bottom-up selection process to navigate this space for you.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-bonds/.

5

VANECK VIP EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

We thoroughly appreciate your participation in the VanEck VIP Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Fund’s benchmark is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index. J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark. J.P. Morgan Government Bond-Emerging Markets Index (GBI-EM) Global Diversified Index tracks local currency bonds issued by emerging markets governments.
6

VANECK VIP EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return	Initial Class	50% EMBI 50% GBI-EM	GBI-EM	EMBI
One Year	11.40%	11.95%	12.70%	11.09%
Five Year	4.06%	1.46%	1.14%	1.67%
Ten Year	1.97%	1.71%	0.09%	3.22%

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark index (50% EMBI/50% GBI-EM) is a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (reflects no deduction for expenses or taxes).

7

VANECK VIP EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON (unaudited) (continued)

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes).

8

VANECK VIP EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Initial Class
Actual	$1,000.00	$1,048.00	1.11%	$5.73
Hypothetical (b)	$1,000.00	$1,019.61	1.11%	$5.65

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
9

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2023

		Par (000’s)	Value
CORPORATE BONDS: 25.2%
Brazil: 0.9%
CSN Inova Ventures Reg S 6.75%, 01/28/28	USD	159	$155,414
British Virgin Islands: 0.3%
Sino-Ocean Land Treasure Finance I Ltd. Reg S 6.00%, 07/30/24 (d) *	USD	606	56,891
Cayman Islands: 2.2%
CK Hutchison Europe Finance 21 Ltd. Reg S 1.00%, 11/02/33	EUR	191	162,263
EDO Sukuk Ltd. 144A 5.88%, 09/21/33	USD	86	88,788
Siam Commercial Bank PCL Reg S 4.40%, 02/11/29	USD	129	125,749
			376,800
China: 1.0%
Country Garden Holdings Co. Ltd. Reg S
5.12%, 01/17/25 (d) *	USD	308	24,086
6.50%, 04/08/24 (d) *	USD	281	24,868
Longfor Group Holdings Ltd. Reg S
3.95%, 09/16/29	USD	96	44,257
4.50%, 01/16/28	USD	154	79,904
			173,115
Colombia: 1.2%
Ecopetrol SA 8.88%, 01/13/33	USD	197	214,303
Hong Kong: 2.4%
Fortune Star BVI Ltd. Reg S
5.00%, 05/18/26	USD	57	41,812
5.05%, 01/27/27	USD	97	64,280
Huarong Finance 2017 Co. Ltd. Reg S 4.75%, 04/27/27	USD	60	55,857
Huarong Finance II Co. Ltd. Reg S 4.88%, 11/22/26	USD	54	51,301
Vanke Real Estate Hong Kong Co. Ltd. Reg S
3.50%, 11/12/29	USD	97	57,213
3.98%, 11/09/27	USD	75	50,516
Yanlord Land HK Co. Ltd. Reg S 5.12%, 05/20/26	USD	160	93,188
			414,167
India: 1.6%
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	USD	153	120,539
		Par (000’s)	Value
India (continued)
Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd/Wardha Solar Maharash Reg S 4.62%, 10/15/39	USD	39	$30,996
JSW Hydro Energy Ltd. Reg S 4.12%, 05/18/31	USD	138	120,790
			272,325
Indonesia: 0.7%
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	117	116,813
Luxembourg: 0.4%
Minerva Luxembourg SA Reg S 4.38%, 03/18/31	USD	88	72,635
Malaysia: 1.1%
Petronas Capital Ltd. Reg S 4.50%, 03/18/45	USD	215	198,130
Mauritius: 0.2%
India Clean Energy Holdings 144A 4.50%, 04/18/27	USD	16	14,044
India Clean Energy Holdings Reg S 4.50%, 04/18/27	USD	23	20,187
			34,231
Mexico: 4.8%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	120	337
Petroleos Mexicanos
6.49%, 01/23/27	USD	456	428,290
6.84%, 01/23/30	USD	457	396,830
			825,457
Nigeria: 0.7%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	134	123,548
Qatar: 1.2%
Nakilat, Inc. Reg S 6.07%, 12/31/33	USD	125	129,266
QatarEnergy 144A 3.30%, 07/12/51	USD	116	84,985
			214,251
Singapore: 1.0%
Continuum Energy Aura Pte Ltd. 144A 9.50%, 02/24/27 †	USD	35	35,694
SingTel Group Treasury Pte Ltd. Reg S 2.38%, 08/28/29	USD	151	135,238
			170,932
South Korea: 0.9%
Export-Import Bank of Korea 5.12%, 01/11/33	USD	145	150,824

See Notes to Financial Statements

10

		Par (000’s)	Value
Thailand: 0.7%
GC Treasury Center Co. Ltd. Reg S 4.40%, 03/30/32	USD	134	$122,474
United Arab Emirates: 0.9%
Abu Dhabi National Energy Co. PJSC 144A 4.70%, 04/24/33 †	USD	160	162,396
United Kingdom: 1.4%
Endeavour Mining Plc Reg S 5.00%, 10/14/26	USD	134	124,202
WE Soda Investments Holding Plc 144A 9.50%, 10/06/28 †	USD	112	115,897
			240,099
United States: 1.6%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	163	137,180
Kosmos Energy Ltd. Reg S 7.12%, 04/04/26	USD	36	34,355
Stillwater Mining Co. Reg S 4.50%, 11/16/29	USD	128	101,653
			273,188
Total Corporate Bonds (Cost: $4,473,568)			4,367,993

GOVERNMENT OBLIGATIONS: 71.8%
Bahrain: 1.0%
Bahrain Government International Bond 144A 7.75%, 04/18/35	USD	165	172,623
Brazil: 4.6%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	867	178,651
10.00%, 01/01/29	BRL	929	190,868
10.00%, 01/01/31	BRL	2,118	430,906
			800,425
Chile: 4.3%
Bonos de la Tesoreria de la Republica de Chile 144A Reg S 5.00%, 10/01/28	CLP	160,000	178,443
Bonos de la Tesoreria de la Republica en pesos 144A Reg S 5.30%, 11/01/37	CLP	160,000	182,941
Chile Government International Bond 3.25%, 09/21/71	USD	574	386,808
			748,192
Colombia: 3.6%
Colombian TES
9.25%, 05/28/42	COP	1,447,900	339,256
13.25%, 02/09/33	COP	919,000	281,658
			620,914
		Par (000’s)	Value
Costa Rica: 0.6%
Costa Rica Government International Bond Reg S
6.12%, 02/19/31	USD	61	$62,663
7.00%, 04/04/44	USD	42	44,016
			106,679
Czech Republic: 2.8%
Czech Republic Government Bond 2.00%, 10/13/33	CZK	7,860	302,600
Czech Republic Government Bond Reg S
1.00%, 06/26/26	CZK	1,300	53,963
2.40%, 09/17/25	CZK	3,070	132,779
			489,342
Democratic Republic of the Congo: 1.9%
Congolese International Bond Reg S 6.00%, 06/30/29 (s)	USD	404	330,652
Dominican Republic: 2.1%
Dominican Republic International Bond Reg S 9.75%, 06/05/26	DOP	20,855	359,477
Egypt: 1.4%
Egypt Government International Bond 144A
3.88%, 02/16/26	USD	151	123,816
5.25%, 10/06/25	USD	130	118,550
			242,366
Gabon: 0.2%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	28	26,777
Ghana: 0.5%
Ghana Government International Bond Reg S 8.75%, 03/11/61 (d) *	USD	200	86,856
Hungary: 2.4%
Hungary Government Bond
7.00%, 10/24/35	HUF	60,000	182,864
9.50%, 10/21/26	HUF	76,580	239,348
			422,212
Indonesia: 4.3%
Indonesia Treasury Bond
6.38%, 04/15/32	IDR	4,359,000	280,250
7.00%, 09/15/30	IDR	1,886,000	125,211
7.12%, 06/15/43	IDR	5,082,000	342,826
			748,287
Ivory Coast: 0.6%
Ivory Coast Government International Bond Reg S
5.75%, 12/31/32 (s)	USD	19	18,263
6.12%, 06/15/33	USD	94	86,730
			104,993
Jamaica: 0.3%
Jamaica Government International Bond

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s)	Value
Jamaica (continued)
7.62%, 07/09/25	USD	43	$43,659
Kuwait: 0.5%
Kuwait International Government Bond Reg S 3.50%, 03/20/27	USD	86	84,117
Malaysia: 4.5%
Malaysia Government Bond
4.46%, 03/31/53	MYR	2,461	554,008
4.89%, 06/08/38	MYR	951	227,314
			781,322
Mexico: 3.0%
Mexican Bonos 7.50%, 05/26/33	MXN	9,820	524,188
Mongolia: 1.4%
Mongolia Government International Bond 144A 7.88%, 06/05/29	USD	106	108,543
Mongolia Government International Bond Reg S 4.45%, 07/07/31	USD	163	136,981
			245,524
Morocco: 0.9%
Morocco Government International Bond Reg S 2.00%, 09/30/30	EUR	153	146,167
Mozambique: 1.3%
Mozambique International Bond Reg S 9.00%, 09/15/31 (s)	USD	267	228,095
Nigeria: 1.5%
Nigeria Government International Bond 144A
6.50%, 11/28/27	USD	148	135,673
7.14%, 02/23/30	USD	137	123,788
			259,461
Oman: 0.7%
Oman Government International Bond 144A 6.75%, 01/17/48	USD	112	117,471
Paraguay: 0.6%
Paraguay Government International Bond Reg S 5.40%, 03/30/50	USD	122	108,794
Peru: 3.9%
Peru Government Bond
5.35%, 08/12/40	PEN	786	182,167
5.40%, 08/12/34	PEN	1,994	487,516
			669,683
Philippines: 2.5%
Philippine Government International Bond 6.25%, 01/14/36	PHP	25,481	432,806
		Par (000’s)	Value
Poland: 1.8%
Republic of Poland Government International Bond 5.50%, 04/04/53	USD	294	$307,317
Qatar: 1.6%
Qatar Government International Bond 144A 5.10%, 04/23/48	USD	275	279,023
Saudi Arabia: 1.8%
Saudi Government International Bond Reg S 4.62%, 10/04/47	USD	340	305,966
South Africa: 3.9%
Republic of South Africa Government Bond
8.50%, 01/31/37	ZAR	5,053	216,443
8.88%, 02/28/35	ZAR	3,730	172,405
Republic of South Africa Government International Bond 7.30%, 04/20/52	USD	303	287,821
			676,669
South Korea: 1.0%
Korea Treasury Bond 3.25%, 03/10/28	KRW	218,000	169,756
Sri Lanka: 1.5%
Sri Lanka Treasury Bills
0.00%, 03/01/24 ^	LKR	14,000	42,318
0.00%, 03/08/24 ^	LKR	25,000	75,358
0.01%, 02/09/24	LKR	46,000	140,178
			257,854
Suriname: 1.2%
Suriname Government International Bond 144A
0.00%, 12/31/50 ^	USD	24	11,280
7.95%, 07/15/33	USD	221	192,005
			203,285
Turkey: 2.9%
Istanbul Metropolitan Municipality 144A 10.50%, 12/06/28	USD	54	57,442
Turkiye Government Bond 1.50%, 06/18/25	TRY	4,359	155,477
Turkiye Government International Bond 9.88%, 01/15/28	USD	251	279,142
			492,061
United Arab Emirates: 0.5%
Abu Dhabi Government International Bond 144A 3.88%, 04/16/50	USD	99	83,228
Uruguay: 2.2%
Uruguay Government International Bond 9.75%, 07/20/33	UYU	1,482	38,403

See Notes to Financial Statements

12

		Par (000’s)	Value
Uruguay (continued)
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	6,914	$170,879
Uruguay Monetary Regulation Bill 0.00%, 05/31/24 ^	UYU	7,143	176,090
			385,372
Uzbekistan: 0.2%
Republic of Uzbekistan International Bond Reg S 3.90%, 10/19/31	USD	40	33,697
Zambia: 1.8%
Zambia Government Bond
13.00%, 01/25/31	ZMW	8,834	221,898
13.00%, 12/27/31	ZMW	1,120	26,925
14.00%, 05/31/36	ZMW	2,735	61,006
Zambia Government Bond Reg S 13.00%, 09/20/31	ZMW	315	7,664
			317,493
Total Government Obligations (Cost: $11,701,679)			12,412,803
	Number of Shares	Value
MONEY MARKET FUND: 1.0% (Cost: $167,454)
Invesco Treasury Portfolio - Institutional Class	167,454	$167,454

Total Investments Before Collateral for Securities Loaned: 98.0% (Cost: $16,342,701)		16,948,250

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.9%
Money Market Fund: 0.9% (Cost: $160,613)
State Street Navigator Securities Lending Government Money Market Portfolio	160,613	160,613
Total Investments: 98.9% (Cost: $16,503,314)		17,108,863
Other assets less liabilities: 1.1%		185,663
NET ASSETS: 100.0%		$17,294,526

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	Korean Won
LKR	Sri Lanka Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
ZMW	Zambian Kwacha

Footnotes:

*	Non-income producing
(d)	Security in default
†	Security fully or partially on loan. Total market value of securities on loan is $153,494.
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
^	Zero Coupon Bond

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $2,657,494, or 15.4% of net assets.

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government	73.2%	$12,412,803
Energy	9.5	1,609,707
Financials	4.7	803,030
Utilities	4.5	758,639
Basic Materials	3.1	517,987
Real Estate	2.3	381,969
Technology	0.8	135,238
Industrials	0.5	88,788
Consumer Non-Cyclicals	0.4	72,635
Money Market Fund	1.0	167,454
	100.0%	$16,948,250

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$4,367,993	$—	$4,367,993
Government Obligations *	—	12,412,803	—	12,412,803
Money Market Funds	328,067	—	—	328,067
Total Investments	$328,067	$16,780,796	$—	$17,108,863

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

14

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Assets:
Investments, at value (Cost $16,342,701) (1)	$16,948,250
Short-term investment held as collateral for securities loaned (2)	160,613
Cash	191,003
Cash denominated in foreign currency, at value (Cost $15,898)	16,121
Receivables:
Shares of beneficial interest sold	19,013
Due from Adviser	2,297
Dividends and interest	362,527
Prepaid expenses	2,987
Total assets	17,702,811
Liabilities:
Payables:
Investment securities purchased	137,003
Shares of beneficial interest redeemed	37,030
Collateral for securities loaned	160,613
Deferred Trustee fees	13,087
Accrued expenses	60,552
Total liabilities	408,285
NET ASSETS	$17,294,526
Net Assets consist of:
Aggregate paid in capital	$20,987,682
Total distributable earnings (loss)	(3,693,156)
NET ASSETS	$17,294,526
Shares of beneficial interest outstanding	2,270,724
Net asset value, redemption and offering price per share	$7.62
(1) Value of securities on loan	$153,494
(2) Cost of short-term investment held as collateral for securities loaned	$160,613

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

Income:
Dividends	$31,266
Interest (net of foreign taxes withheld $21,808)	1,372,325
Securities lending income	1,063
Total income	1,404,654
Expenses:
Management fees	169,136
Transfer agent fees	21,961
Custodian fees	25,728
Professional fees	84,947
Reports to shareholders	8,857
Insurance	6,692
Trustees’ fees and expenses	4,661
Interest	4,411
Other	7,849
Total expenses	334,242
Expenses assumed by the Adviser	(143,723)
Net expenses	190,519
Net investment income	1,214,135
Net realized loss on:
Investments (a)	(234,544)
Forward foreign currency contracts	(37,497)
Foreign currency transactions and foreign denominated assets and liabilities	(35,233)
Net realized loss	(307,274)
Net change in unrealized appreciation (depreciation) on:
Investments (b)	907,382
Foreign currency translations and foreign denominated assets and liabilities	1,810
Net change in unrealized appreciation (depreciation)	909,192
Net Increase in Net Assets Resulting from Operations	$1,816,053

(a)	Net of foreign taxes of $6,004
(b)	Net of foreign taxes of $518

See Notes to Financial Statements

16

VANECK VIP EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income	$1,214,135	$1,232,570
Net realized loss	(307,274)	(2,687,877)
Net change in unrealized appreciation (depreciation)	909,192	159,654
Net increase (decrease) in net assets resulting from operations	1,816,053	(1,295,653)
Distributions to shareholders from:
Distributable earnings	(724,974)	(750,012)

Share transactions*:
Proceeds from sale of shares	4,578,551	4,040,212
Reinvestment of distributions	724,974	750,012
Cost of shares redeemed	(6,254,693)	(4,060,656)
Increase (decrease) in net assets resulting from share transactions	(951,168)	729,568
Total increase (decrease) in net assets	139,911	(1,316,097)
Net Assets, beginning of year	17,154,615	18,470,712
Net Assets, end of year	$17,294,526	$17,154,615
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	616,263	560,064
Shares reinvested	100,971	109,172
Shares redeemed	(847,457)	(567,561)
Net increase (decrease)	(130,223)	101,675

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.14	$8.03	$8.83	$8.71	$7.76
Net investment income (a)	0.53	0.53	0.43	0.59	0.61
Net realized and unrealized gain (loss) on investments	0.26	(1.09)	(0.78)	0.15	0.37
Total from investment operations	0.79	(0.56)	(0.35)	0.74	0.98
Distributions from:
Net investment income	(0.31)	(0.33)	(0.45)	(0.62)	(0.03)
Net asset value, end of year	$7.62	$7.14	$8.03	$8.83	$8.71
Total return (b)	11.40%	(6.81)%	(4.17)%	8.92%	12.61%
Ratios to average net assets
Gross expenses	1.98%	1.82%	1.89%	1.91%	1.92%
Net expenses	1.13%	1.10%	1.14%	1.10%	1.10%
Net expenses excluding interest and taxes	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.18%	7.40%	4.97%	7.12%	7.33%

Supplemental data
Net assets, end of year (in millions)	$17	$17	$18	$21	$21
Portfolio turnover rate	257%	284%	212%	248%	276%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles and do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these fees and expenses were included the returns would be lower. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares. Van Eck Associates Corp. (the “Adviser”) serves as the investment adviser for the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Fund fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of
19

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark
20

may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivatives at December 31, 2023.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the year ended December 31, 2023 the Fund held forward foreign currency contracts for three months. The average amounts purchased and sold (in U.S. dollars) were $188,665 and $132,501, respectively. Forward foreign currency contracts held at December 31, 2023, if any, are reflected in the Schedule of Open Forward Foreign Currency Contracts in the Funds’ Schedules of Investments.

The impact of transactions in derivative instruments during the year ended December 31, 2023, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts [1]	$(37,497)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities— In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2023, is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued using the effective interest method. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2024, to assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2023.

21

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor (the “Distributor”). Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2023, the aggregate shareholder accounts of three insurance companies owned approximately 60%, 18% and 11% of the Fund’s outstanding shares of beneficial interest.

Note 4—Investments—For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $39,971,924 and $41,029,094, respectively.

Note 5—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$16,631,020	$1,130,914	$(653,071)	$477,843

At December 31, 2023, the component of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$1,110,479	$(5,279,342)	$(2,046)	$477,753	$(3,693,156)

The tax character of dividends paid to shareholders were as follows:

December 31, 2023	December 31, 2022
Ordinary Income	Ordinary Income
$724,974	$750,012

At December 31, 2023, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(4,052,036)	$(1,227,306)	$(5,279,342)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2023, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes, if any, on both realized and unrealized appreciation.

22

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck Funds and VanEck ETF Trust, as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31,

23

VANECK VIP EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

2023 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. At December 31, 2023 the Fund had no securities on loan:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$153,494	$160,613	$—	$160,613

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Corporate Bonds	$160,613

*	Remaining contractual maturity: overnight and continuous

Note 9—Bank Line of Credit— The Trust participates with the VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2023, the Fund borrowed as follows:

Days Outstanding	Average Daily Loan Balance	Average Interest Rate
29	$134,874	6.24%

At December 31, 2023, the Fund had no outstanding borrowings under the Facility.

Note 10— New Regulatory Requirements — On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery). These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

24

VANECK VIP EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck VIP Trust and Shareholders of VanEck VIP Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck VIP Emerging Markets Bond Fund (one of the funds constituting VanEck VIP Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 15, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 14, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

25

VANECK VIP EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information.

Record Date:	8/23/2023
Payable Date:	8/24/2023
Ordinary Income Paid Per Share	$0.3147
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%*
Foreign Source Income	100.00%*
Foreign Taxes Paid Per Share	$0.0097

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

26

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Trustee’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3] During the Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	11	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Adjunct Professor, School of International and Public Affairs, Columbia University. Formerly, Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standards and Emerging Issues Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	11	Board member for Gratitude Railroad LLC and Impact Engine Management, PBC; Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc.; Board Member, The Arc Foundation of the US; Chairman, Lifetime Care Services, LLC.
27

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

(1) The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2) Trustee serves until resignation, death, retirement or removal.

(3) The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
28

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
29

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Distributor:	VanEck Associates Corporation VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	VIPEMBAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)

Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2022, were $107,100 and $107,100, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2023 and December 31, 2022, were $32,550 and $37,600, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Non-audit fees. The aggregate non-audit fees of PricewaterhouseCoopers LLP for professional services rendered and billed to the registrant’s investment adviser, and entities controlled by, or under common control with the adviser that provide ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022, were $47,365 and $0 respectively.

(h)	The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entities controlled by, or under common control with the investment adviser that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Jayesh Bhansali, Jon Lukomnik, Jane Pigott, R. Alastair Short and Richard D. Stamberger currently serve as members of the Audit Committee. Mr. Lukomnik is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 7, 2024

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 7, 2024